                                                                 EXHIBIT 10.21
 ==============================================================================




                             STOCKHOLDERS AGREEMENT


                                     among


                               PROBUSINESS, INC.,

                      GENERAL ATLANTIC PARTNERS 39, L.P.,

                        GAP COINVESTMENT PARTNERS, L.P.

                               THOMAS H. SINTON,

                                JANE N. SINTON,

                       THOMAS H. SINTON & JANE N. SINTON
                            1989 IRREVOCABLE TRUST,

                        JANE N. SINTON AS CUSTODIAN FOR
                            ROBERT HOLLISTER SINTON,

                        JANE N. SINTON AS CUSTODIAN FOR
                             LAUREN TAYLOR SINTON,

                          SILAS D. SINTON TRUST ESTATE

                                      and

                         SILAS JACK SINTON FAMILY TRUST


                      ___________________________________

                             Dated:  March 12, 1997
                      ___________________________________





==============================================================================

                               TABLE OF CONTENTS

                                                                                                  Page
                                                                                                  ----
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1.       Definitions  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  1

2.       Restrictions on Transfer of Shares . . . . . . . . . . . . . . . . . . . . . . . . . . .  7
         2.1        Limitation on Transfer  . . . . . . . . . . . . . . . . . . . . . . . . . . .  7
         2.2        Permitted Transfers   . . . . . . . . . . . . . . . . . . . . . . . . . . . .  7
         2.3        Permitted Transfer Procedures   . . . . . . . . . . . . . . . . . . . . . . .  8
         2.4        Transfers in Compliance with Law; Substitution of Transferee  . . . . . . . .  8

3.       Right of First Offer and Tag-Along Rights. . . . . . . . . . . . . . . . . . . . . . . .  9
         3.1        Proposed Voluntary Transfers.   . . . . . . . . . . . . . . . . . . . . . . .  9
         3.2        Involuntary Transfers   . . . . . . . . . . . . . . . . . . . . . . . . . . . 13

4.       Future Issuance of Shares; Preemptive Rights . . . . . . . . . . . . . . . . . . . . . . 15
         4.1        Offering Notice   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 15
         4.2        Preferred Stockholder Option; Exercise.   . . . . . . . . . . . . . . . . . . 15
         4.3        Preemptive Rights; Exercise   . . . . . . . . . . . . . . . . . . . . . . . . 16
         4.4        Closing.  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 17
         4.5        Sale to Subject Purchaser   . . . . . . . . . . . . . . . . . . . . . . . . . 17

5.       After-Acquired Securities  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 18

6.       Corporate Governance . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 18
         6.1        General   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 18
         6.2        Stockholders Actions  . . . . . . . . . . . . . . . . . . . . . . . . . . . . 18
         6.3        Election of Directors; Number and Composition   . . . . . . . . . . . . . . . 18
         6.4        Reduction of Directors  . . . . . . . . . . . . . . . . . . . . . . . . . . . 19
         6.5        Removal and Replacement of Directors  . . . . . . . . . . . . . . . . . . . . 19
         6.6        Reimbursement of Expenses   . . . . . . . . . . . . . . . . . . . . . . . . . 19

7.       Stock Certificate Legend . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 19

8.       Miscellaneous  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 20
         8.1        Notices   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 20
         8.2        Amendment and Waiver  . . . . . . . . . . . . . . . . . . . . . . . . . . . . 22
         8.3        Specific Performance  . . . . . . . . . . . . . . . . . . . . . . . . . . . . 22
         8.4        Headings  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 22
         8.5        Severability  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 23
         8.6        Entire Agreement  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 23
         8.7        Term of Agreement   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 23
         8.8        Variations in Pronouns  . . . . . . . . . . . . . . . . . . . . . . . . . . . 23

                                                                                                Page
                                                                                                 ----
         8.9        GOVERNING LAW   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 23
         8.10       Further Assurances  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 23
         8.11       Successors and Assigns  . . . . . . . . . . . . . . . . . . . . . . . . . . . 23
         8.12       Counterparts  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 24

EXHIBITS

 A                  Form of Transfer Agreement (Previously issued shares)


                             STOCKHOLDERS AGREEMENT

                    STOCKHOLDERS AGREEMENT, dated March 12, 1997 (this "AGREEMENT"), among ProBusiness, Inc., a California corporation (the "COMPANY"), General Atlantic Partners 39, L.P., a Delaware limited partnership ("GAP LP"), GAP Coinvestment Partners, L.P., a New York limited partnership ("GAP COINVESTMENT"), Thomas H. Sinton ("THS"), Jane N. Sinton ("JNS"), Thomas
H. Sinton & Jane N. Sinton 1989 Irrevocable Trust ("1989 TRUST"), Jane N. Sinton as custodian for Robert Hollister Sinton ("RHS"), Jane N. Sinton as custodian for Lauren Taylor Sinton ("LTS"), Silas D. Sinton Trust Estate ("TRUST ESTATE") and Silas Jack Sinton Family Trust ("FAMILY TRUST"; and, together with THS, JNS, 1989 Trust, RHS, LTS and Trust Estate, "SINTON").

                    WHEREAS, on the date hereof, Sinton owns (i) 100,000 shares, par value $.01 per share, of Common Stock of the Company (the "COMMON STOCK"), (ii) 902,751 shares, par value $.01 per share, of Series A Preferred Stock of the Company ("SERIES A STOCK"), (iii) 408,362 share, par value $.01 per share, of Series B Preferred Stock of the Company ("SERIES B STOCK") and
(iv) 58,921 shares, par value $.01 per share, of Series D Preferred Stock of the Company ("SERIES D STOCK");

                    WHEREAS, on the date hereof, the Company, GAP LP and GAP Coinvestment are entering into the Series F Preferred Stock Purchase Agreement, dated the date hereof (the "STOCK PURCHASE AGREEMENT"), pursuant to which the Company has agreed to, among other things, sell to (a) GAP LP an aggregate of 489,184 shares, par value $.01 per share, of Series F Preferred Stock of the Company (the "SERIES F STOCK") and (b) GAP Coinvestment an aggregate of 85,549 shares of Series F Stock; and

                    WHEREAS, the parties hereto wish to restrict the transfer of the Shares (as hereinafter defined) and to provide for, among other things, first offer and preemptive rights and certain other rights under certain conditions.

                    NOW, THEREFORE, in consideration of the mutual promises and agreements set forth herein, the adequacy of which are hereby acknowledged, the parties hereto agree as follows:

                    1. Definitions. As used in this Agreement, the following terms shall have the meanings set forth below:

                           "Affiliate" shall mean, with respect to any Person,
any other Person who controls, is controlled by or is under common control with such Person. In addition, the following shall be deemed to be Affiliates of GAP LP: (a) GAP LLC, the members of GAP LLC and the limited partners of GAP LP; (b) any

Affiliate of GAP LLC, the members of GAP LLC and the limited partners of GAP LP; and (c) any limited liability company or partnership a majority of whose members or partners, as the case may be, are members of GAP LLC. In addition, GAP LP and GAP Coinvestment shall be deemed to be Affiliates of one another.

                           "Board of Directors" means the Board of Directors of
the Company.

                           "Business Day" means any day other than a Saturday,
Sunday or other day on which commercial banks in the State of California are closed.

                           "Charter Documents" means the Articles of
Incorporation and the By-laws of the Company as in effect on the date hereof.

                           "Commission" means the Securities and Exchange
Commission or any similar agency then having jurisdiction to enforce the Securities Act.

                           "Common Stock" means the Common Stock, par value
$.01 per share, of the Company, or any other capital stock of the Company into which such stock is reclassified or reconstituted.

                           "Common Stock Equivalents" means any security or
obligation which is by its terms convertible into shares of Common Stock, including, without limitation, the Preferred Stock, and any option, warrant or other subscription or purchase right with respect to Preferred Stock or Common Stock.

                           "Company" has the meaning assigned to such term in
the recital to this Agreement.

 "Company Option" has the meaning set forth in Section 3.1.2 of this Agreement.

                           "Company Option Period" has the meaning set forth in
Section 3.1.2 of this Agreement.

                           "Contract Date" has the meaning set forth in Section
3.1.5 of this Agreement.

                           "Excess Offered Securities" has the meaning set
forth in Section 3.1.3 of this Agreement.

                           "Exchange Act" means the Securities Exchange Act of
1934, as amended, and the rules and regulations of the Commission thereunder.

                           "Fair Value" has the meaning set forth in Section
3.2.2.

                           "Family Members" has the meaning set forth in Section
2.2 of this Agreement.

                           "GAAP" means generally accepted United States
accounting principles in effect from time to time.

                           "GAP Coinvestment" has the meaning assigned to such
term in the recital to this Agreement.

                           "GAP Director" has the meaning set forth in Section
6.3 of this Agreement.

                           "GAP LLC" means General Atlantic Partners, LLC, a
Delaware limited liability company and the general partner of GAP LP, and any successor to such entity.

                           "GAP LP" has the meaning assigned to such term in the
recital to this Agreement.

                           "General Atlantic Stockholders" means GAP LP, GAP
Coinvestment and any Permitted Transferee of either of them to which Shares are transferred in accordance with Section 2.2, and the term "General Atlantic Stockholder" shall mean any such Person.

                           "Governmental Authority" means the government of any
nation, state, city, locality or other political subdivision thereof, any entity exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to government, and any corporation or other entity owned or controlled, through stock or capital ownership or otherwise, by any of the foregoing.

                           "HSR Act" means the Hart-Scott-Rodino Antitrust
Improvements Act of 1976, as amended.

                           "Initial Public Offering" means the consummation of
firm commitment underwritten initial public offering pursuant to an effective Registration Statement filed under the Securities Act covering the offer and sale of shares of Common Stock for the account of the Company.

                           "Involuntary Transfer" means any transfer (other
than a Permitted Pledge), proceeding or action by or in which a Stockholder shall be deprived or divested of any right, title or interest in or to any of the Shares (except for any transfer, proceeding or action pursuant to the death of a Stockholder), including, without limitation, any seizure under levy of attachment or execution, any transfer in connection with bankruptcy (whether pursuant to the filing of a voluntary or an involuntary petition under the United States Bankruptcy Code of 1978, or any modifications or revisions thereto) or other court proceeding to a debtor in possession, trustee in bankruptcy or receiver or other officer or agency, any transfer to a state or to a public officer or agency pursuant to any statute pertaining to escheat or abandoned property and any transfer pursuant to a divorce or separation agreement or a final decree of a court in a divorce action.

                           "Involuntary Transferee" has the meaning assigned
such term in Section 3.2.1 of this Agreement.

                           "IPO Effectiveness Date" means the date upon which
the Company commences its Initial Public Offering.

                           "Liens" has the meaning assigned such term in Section
3.1.4 of this Agreement.

                           "New Issuance Notice" has the meaning set forth in
Section 4.1 of this Agreement.

                           "New Securities" has the meaning set forth in Section
4.1 of this Agreement.

                           "Offer Price" has the meaning assigned such term in
Section 3.1.1 of this Agreement.

                           "Offered Securities" has the meaning assigned such
term in Section 3.1.1 of this Agreement.

                           "Offering Notice" has the meaning assigned such term
in Section 3.1.1 of this Agreement.

                           "Option Agreements" means those Option Agreements
dated as of October 31, 1991 and March 27, 1992 between Thomas H. Sinton and the persons named therein.

                           "Option Period" has the meaning set forth in Section
3.1.3 of this Agreement.

                           "Other Stockholder" means any transferee of a Sinton
Stockholder or a General Atlantic Stockholder (other than a Permitted Transferee thereof) who has agreed to be bound by the terms and conditions of this Agreement in accordance with Section 2.4 and to whom Shares have been transferred in accordance with Section 3.1.5.

                           "Permitted Pledge" has the meaning assigned to such
term in Section 2.1 of this Agreement.

                           "Permitted Transferee" has the meaning assigned such
term in Section 2.2 of this Agreement.

                           "Person" means any individual, corporation,
partnership, limited liability company, firm, joint venture, association, joint stock company, trust, unincorporated organization, Governmental Authority or other entity.

                           "Preemptive Rightholder" has the meaning set forth in
Section 4.3 of this Agreement.

                           "Preferred Stock" means, collectively, the Series A
Preferred Stock, Series B Preferred Stock, Series C Preferred Stock, Series D Preferred Stock, Series E Preferred Stock and Series F Preferred Stock, par value $.01 per share, of the Company.

                           "Preferred Stockholders" means the General Atlantic
Stockholders and the Sinton Stockholders, and the term "Preferred Stockholder" shall mean any such Person.

                           "Proportionate Percentage" has the meaning set forth
in Section 4.3 of this Agreement.

                           "Proposed Price" has the meaning set forth in Section
4.1 of this Agreement.

                           "Registration Statement" means a registration
statement filed pursuant to the Securities Act.

                           "Rightholder" has the meaning set forth in Section
3.1.3 of this Agreement.

                           "Securities Act" means the Securities Act of 1933, as
amended, and the rules and regulations promulgated thereunder.

                           "Selling Stockholder" has the meaning set forth in
Section 3.1.1 of this Agreement.

                           "Shares" means, with respect to each Stockholder, all
shares, whether now owned or hereafter acquired, of Common Stock and Preferred Stock owned thereby; provided, however, for the purposes of any computation of the number of Shares either outstanding (with respect to the Company) or owned or held by any Stockholder or otherwise to be determined pursuant to Sections 2, 3, 4, 6 and 8.2(b), the shares of Common Stock issuable upon conversion, exercise or exchange of all Common Stock Equivalents shall be deemed outstanding, owned or held whether or not such conversion, exercise or exchange has actually been effected.

                           "Sinton" means, collectively, THS, JNS, 1989 Trust,
RHS, LTS, Trust Estate and Family Trust.

                           "Sinton Stockholders" means Sinton and any Permitted
Transferee thereof to which Shares are transferred in accordance with Section 2.2, and the term "Sinton Stockholder" shall mean any such Person.

                           "Stock Purchase Agreement" has the meaning assigned
to such term in the recital to this Agreement.

                           "Stockholders" means the Sinton Stockholders and the
General Atlantic Stockholders and any transferee thereof who has agreed to be bound by the terms and conditions of this Agreement in accordance with Section 2.4, and the term "Stockholder" shall mean any such Person.

                           "Stockholders Meeting" has the meaning set forth in
Section 6.1.

                           "Subject Purchaser" has the meaning set forth in
Section 4.1 of this Agreement.

                           "Subsidiaries" means, as of the relevant date of
determination, with respect to any Person, a corporation or other Person of which 50% or more of the voting power of the outstanding voting equity securities or 50% or more of the outstanding economic equity interest is held, directly or indirectly, by such Person. Unless otherwise qualified, or the context otherwise requires, all references to a "Subsidiary" or to "Subsidiaries" in this Agreement shall refer to a Subsidiary or Subsidiaries of the Company

                           "Tag-Along Rightholder" has the meaning set forth in
Section 3.1.6(a) of this Agreement.

                           "transfer" has the meaning set forth in Section 2.1
of this Agreement.

                           "Transferred Shares" has the meaning set forth in
Section 3.2.1 of this Agreement.

                           "Third Party Purchaser" has the meaning set forth
in Section 3.1.1 of this Agreement.

                           "Written Consent" has the meaning set forth in
Section 6.1 of this Agreement.

        2.     Restrictions on Transfer of Shares.

                        2.1 Limitation on Transfer. No Stockholder shall sell, give, assign, hypothecate, pledge, encumber, grant a security interest in or otherwise dispose of (whether by operation of law or otherwise) (each a "TRANSFER") any Shares or any right, title or interest therein or thereto, except in accordance with the provisions of this Agreement; provided, however, that (i) as collateral for a loan to THS by a financial institution, THS may pledge (a "PERMITTED PLEDGE") to such financial institution up to 200,000 shares of Preferred Stock (subject to adjustment for stock splits, stock dividends, recapitalizations or similar events) or the Common Stock Equivalent and (ii) the Sinton Stockholders may transfer up to an aggregate of 28,612 shares of Preferred Stock (subject to adjustment as provided for in the Option Agreements) to certain holders of Series B Stock pursuant to the Option Agreements. In the event of such transfer, any transferee obtaining any record of beneficial interest or right to vote such Shares hereunder shall agree to be bound by this Agreement and shall comply with Section 2.4. Any attempt to transfer any Shares or any rights thereunder in violation of the preceding sentence shall be null and void ab initio and the Company shall not register any such transfer.

                        2.2 Permitted Transfers. Notwithstanding anything to the contrary contained in this Agreement, but subject to Sections 2.3 and 2.4, at any time, (a) Sinton may transfer all or a portion of Shares held by Sinton to (i) a member of such Sinton's respective immediate family, which shall include parents, spouse, siblings, children or grandchildren ("FAMILY MEMBERS") or (ii) a trust, corporation, partnership or limited liability company, all of the beneficial interests in which shall be held by Sinton or one or more Family Members of Sinton or which would otherwise be an Affiliate of Sinton; provided, however, that during the period that any such trust, corporation, partnership or limited liability company holds any right, title or interest in any Shares, no Person other than Sinton or one or more Family Members of Sinton may be or become beneficiaries, stockholders, limited or general partners or members thereof; and (b) each of GAP LP and GAP Coinvestment may transfer all or a portion of its Shares to any of its Affiliates (the Persons referred to in the preceding clauses (a) and (b) are each referred to hereinafter as a "PERMITTED TRANSFEREE"). A Permitted Transferee of Shares pursuant to this
Section 2.2 may transfer its Shares pursuant to this Section 2.2 only to the transferor Stockholder or to a Person that is a Permitted Transferee of such transferor Stockholder. Notwithstanding anything to the contrary contained in this Agreement, (a) if any Permitted Transferee of Sinton to whom or which Shares have been transferred in accordance with this Section 2.2 ceases to be a Permitted Transferee of Sinton, then, prior to such event, the Sinton Stockholders (other than such Permitted Transferee) may repurchase such Shares or, if such Sinton Stockholders do not wish to repurchase such Shares, then such Permitted Transferee shall offer the Shares held by such Permitted Transferee to the Company and the General Atlantic Stockholders in accordance with Section 3.1 and (b) if any Permitted Transferee of GAP LP or GAP Coinvestment, as the case may be, to whom or which Shares have been transferred in accordance with this Section 2.2 ceases to be an Affiliate of GAP LP or GAP Coinvestment, as the case may be, then, prior to such event, the General Atlantic Stockholders (other than such Permitted Transferee) may repurchase such Shares or, if such General Atlantic Shareholders do not wish to repurchase such Shares, then such Permitted Transferee of GAP LP or GAP Coinvestment, as the case may be, shall offer the Shares held by such Permitted Transferee to the Company and the Sinton Stockholders in accordance with Section 3.1.

                           2.3    Permitted Transfer Procedures.  If any
Stockholder wishes to transfer Shares to a Permitted Transferee under Section 2.2, such Stockholder shall give notice to the Company of its intention to make any transfer permitted under Section 2.2 not less than ten (10) days prior to effecting such transfer, which notice shall state the name and address of each Permitted Transferee to whom such transfer is proposed and the number of Shares proposed to be transferred to such Permitted Transferee.

                           2.4    Transfers in Compliance with Law;
Substitution of Transferee. Notwithstanding any other provision of this Agreement, no transfer may be made pursuant to this Section 2 or Section 3 unless (a) the transferee has agreed in writing to be bound by the terms and conditions of this Agreement pursuant to an instrument substantially in the form attached hereto as Exhibit A, (b) the transfer complies in all respects with the applicable provisions of this Agreement and (c) the transfer complies in all respects with applicable federal and state securities laws, including, without limitation, the Securities Act. If requested by the Company in its reasonable judgment, an opinion of counsel to such transferring Stockholder shall be supplied to the Company at such transferring Stockholder's expense, to the effect that such transfer complies with the applicable federal and state securities laws. Upon becoming a party to this Agreement, (i) the Permitted Transferee of a Sinton Stockholder shall be substituted for, and shall enjoy the same rights and be subject to the same obligations as, the transferring Sinton Stockholder hereunder with respect to the Shares transferred to such Permitted Transferee, (ii) the Permitted Transferee of a

General Atlantic Stockholder shall be substituted for, and shall enjoy the same rights and be subject to the same obligations as, a General Atlantic Stockholder hereunder, (iii) an Other Stockholder shall be subject to the same obligations as, but none of the rights of, the transferring Sinton Stockholder or General Atlantic Stockholder, as the case may be, and (iv) the transferee of an Other Stockholder shall be substituted for, and shall be subject to the same obligations as, the transferring Other Stockholder hereunder with respect to the Shares transferred to such transferee.

                    3.     Right of First Offer and Tag-Along Rights.

                           3.1    Proposed Voluntary Transfers.

                                  3.1.1  Offering Notice.  Subject to Section
2, if any Stockholder (a "SELLING STOCKHOLDER") wishes to transfer all or any portion of its or his Shares to any Person (other than to a Permitted Transferee) (a "THIRD PARTY PURCHASER"), such Selling Stockholder shall offer such Shares first to the Company by sending written notice (the "OFFERING NOTICE") to the Company and the other Stockholders which shall state (a) the number of Shares proposed to be transferred (the "OFFERED SECURITIES") and (b) the proposed purchase price per Share which the Selling Stockholder is willing to accept (the "OFFER PRICE"). Upon delivery of the Offering Notice, such offer shall be irrevocable unless and until the rights of first offer provided for herein shall have been waived or shall have expired.

                                  3.1.2 Company Option; Exercise.  For a period
of fifteen (15) days after the giving of the Offering Notice pursuant to
Section 3.1.1 (the "COMPANY OPTION PERIOD"), the Company shall have the right (the "COMPANY OPTION") to purchase any or all of the Offered Securities at a purchase price equal to the Offer Price and upon the terms and conditions set forth in the Offering Notice. The right of the Company to purchase any or all of the Offered Securities under this Section 3.1.2 shall be exercisable by delivering written notice of the exercise thereof, prior to the expiration of the 15-day period referred to above, to the Selling Stockholder, with a copy to the Sinton Stockholders and the General Atlantic Stockholders, which notice shall state the number of Offered Securities proposed to be purchased by the Company. The failure of the Company to respond within such 15-day period shall be deemed to be a waiver of the Company's rights under this Section 3.1.2, provided that the Company may waive its rights under this Section 3.1.2 prior to the expiration of such 15-day period by giving written notice to the Selling Stockholder, with a copy to the Sinton Stockholders and the General Atlantic Stockholders.

                                  3.1.3 Stockholder Option; Exercise.

                                  (a)  If the Company does not elect to
purchase all of the Offered Securities pursuant to Section 3.1.2, then for a period of thirty (30) days after the earlier to occur of (a) the expiration of the Company Option Period pursuant to Section 3.1.2 and (b) the date upon which the Selling Stockholder shall have received written notice from the Company of its exercise of the Company Option pursuant to Section 3.1.2 or its waiver thereof (the "OPTION PERIOD"), each of the Sinton Stockholders (in the event that the Selling Stockholder is not a Sinton Stockholder) and each of the General Atlantic Stockholders (in the event that the Selling Stockholder is not a General Atlantic Stockholder) (each, a "RIGHTHOLDER") shall have the right to purchase all, but not less than all, of the remaining Offered Securities at a purchase price equal to the Offer Price and upon the terms and conditions set forth in the Offering Notice. Each such Rightholder shall have the right to purchase that percentage of the Offered Securities determined by dividing (i) the total number of Shares then owned by such Rightholder by (ii) the total number of Shares then owned by all such Rightholders. If any Rightholder does not fully subscribe for the number or amount of Offered Securities it or he is entitled to purchase, then each other participating Rightholder shall have the right to purchase that percentage of the Offered Securities not so subscribed for (for the purposes of this Section 3.1.3, the "EXCESS OFFERED SECURITIES") determined by dividing (x) the total number of Shares then owned by such fully participating Rightholder by (y) the total number of Shares then owned by all fully participating Rightholders who elected to purchase Offered Securities. The procedure described in the preceding sentence shall be repeated until there are no remaining Excess Offered Securities. If the Company and/or the Rightholders do not purchase all, but not less than all, of Offered Securities pursuant to Section 3.1.2 and/or Section 3.1.3, then the Selling Stockholder may, subject to Section 3.1.6, sell the Offered Securities to a Third Party Purchaser in accordance with Section 3.1.5 without any of the obligations set forth in Sections 3.1.2, 3.1.3 and 3.1.4.

                                  (b) The right of each Rightholder to purchase
all of the remaining Offered Securities under subsection (a) above shall be exercisable by delivering written notice of the exercise thereof, prior to the expiration of the 30-day period referred to in subsection (a) above, to the Selling Stockholder with a copy to the Company and the other Stockholders.
Each such notice shall state (i) the number of Shares held by such Rightholder and (ii) the number of Shares that such Rightholder is willing to purchase pursuant to this Section 3.1.3. The failure of a Rightholder to respond within such 30-day period to the Selling Stockholder shall be deemed to be a waiver of such Rightholder's rights under this Section 3.1.3, provided that each Rightholder may waive its rights under this Section 3.1.3 prior to the expiration of such 30-day period by giving written notice to the Selling Stockholder, with a copy to the Company.

                                  3.1.4  Closing.  The closing of the purchases
of Offered Securities subscribed for by the Company under Section 3.1.2 and/or the Rightholders under Section 3.1.3 shall be held at the principal office of the Company at 11:00 a.m., local time, on the 60th day after the giving of the Offering Notice pursuant to Section 3.1.1 or at such other time and place as the parties to the transaction may agree. At such closing, the Selling Stockholder shall deliver certificates representing the Offered Securities, duly endorsed for transfer and accompanied by all requisite transfer taxes, if any, and such Offered Securities shall be free and clear of any liens, claims, options, charges, encumbrances or rights ("LIENS") (other than those arising hereunder and those attributable to actions by the purchasers) and the Selling Stockholder shall so represent and warrant, and further represent and warrant that it is the sole beneficial and record owner of such Offered Securities. The Company or each Rightholder, as the case may be, purchasing Offered Securities shall deliver at the closing payment in full in immediately available funds for the Offered Securities purchased by it or him. At such closing, all of the parties to the transaction shall execute such additional documents as are otherwise necessary or appropriate.

                                  3.1.5 Sale to a Third Party Purchaser.  Unless
the Company and/or the Rightholders elect to purchase all, but not less than all, of the Offered Securities under Sections 3.1.2 and 3.1.3, the Selling Stockholder may, subject to Section 3.1.6, sell the Offered Securities to a Third Party Purchaser on the terms and conditions set forth in the Offering Notice; provided, however, that such sale is bona fide and made pursuant to a contract entered into within ninety (90) days of the earlier to occur of (i) the waiver by the Company and the Rightholders of their options to purchase the Offered Securities and (ii) the expiration of the Option Period (the earlier of such dates being offered herein as the "CONTRACT DATE"); and provided further, that such sale shall not be consummated unless and until all of the following conditions are met:

                                  (a) The Selling Stockholder shall deliver to
         the Company a certificate of a Third Party Purchaser stating that (i) such Third Party Purchaser is aware of the rights of the Company, the Sinton Stockholders and the General Atlantic Stockholders contained in
         Section 3.1 and (ii) prior to the purchase by such Third Party Purchaser of any of such Offered Securities, such Third Party Purchaser shall become a party to this Agreement and agree to be bound by the terms and conditions hereof in accordance with Section 2.4 hereof.

                                  (b) The consummation of such sale to a Third
         Party Purchaser shall not be subject to any conditions (other than necessary filings under the HSR Act), except that it may be conditioned upon the truth as of the closing of the proposed purchase of customary representations and warranties and conditions (including, compliance with applicable securities laws) and the delivery of stock certificates and a customary legal opinion.

                                  (c) A Third Party Purchaser shall have
         furnished evidence satisfactory to the Company, in its reasonable judgment, as to the financial ability of such Third Party Purchaser to consummate the proposed purchase.

If such sale is not consummated within forty-five (45) days of the Contract Date for any reason, then the restrictions provided for herein shall again become effective, and no transfer of such Offered Securities may be made thereafter by the Selling Stockholder without again offering the same to the Company, the Sinton Stockholders and the General Atlantic Stockholders in accordance with this Section 3.1.

                                  3.1.6 Tag-Along Rights.

                                  (a) If a Sinton Stockholder is transferring
Offered Securities to a Third Party Purchaser pursuant to Section 3.1.5, then each of the General Atlantic Stockholders (each, a "TAG-ALONG RIGHTHOLDER") shall have the right to sell to such Third Party Purchaser, upon the terms set forth in the Offering Notice, that number of Shares held by such Tag-Along Rightholder equal to that percentage of the Offered Securities determined by dividing (i) the total number of Shares then owned by such Tag-Along Rightholder by (ii) the total number of Shares then owned by all Tag-Along Rightholders exercising their rights pursuant to this Section 3.1.6 plus the total number of Shares then owned by the Sinton Stockholders. The Selling Stockholder and the Tag-Along Rightholder(s) shall effect the sale of the Offered Securities and such Tag-Along Rightholder(s) shall sell the number of Offered Securities required to be sold pursuant to this Section 3.1.6(a), and the number of Offered Securities to be sold to such Third Party Purchaser by the Selling Stockholder shall be reduced accordingly.

                                  (b) In order to exercise its right to sell
Shares to a Third Party Purchaser pursuant to this Section 3.1.6, a Tag-Along Rightholder must agree to make substantially the same representations, warranties, covenants and indemnities and other similar agreements as a Sinton Stockholder agrees to make in connection with the proposed sale by it or him of Offered Securities to a Third Party Purchaser. Each Sinton Stockholder shall give notice to each Tag-Along Rightholder of each proposed sale by it or him of Offered Securities which gives rise to the rights of the Tag-Along Rightholders set forth in this Section 3.1.6, at least thirty (30) days prior to the proposed consummation of such sale, setting forth the name of such Sinton Stockholder, the number of Offered Securities, the name and address of the proposed Third Party Purchaser, the proposed amount and form of consideration and terms and conditions of payment offered by such Third Party Purchaser, the percent of Shares that such Tag-Along Rightholder may sell to such Third Party Purchaser (determined in accordance with Section 3.1.6(a)), and a representation that such Third Party Purchaser has been informed of the "tag-along" rights provided for in this Section 3.1.6 and has agreed to purchase Shares in accordance with the terms hereof. The tag-along rights provided by this Section 3.1.6 must be exercised by such Tag-Along Rightholder wishing to sell its Shares within fifteen (15) days following receipt of the notice required by the preceding sentence, by delivery of a written notice to such Sinton Stockholder indicating such Tag-Along Rightholder's wish to exercise its rights and specifying the number of Shares (up to the maximum number of Shares owned by such Tag-Along Rightholder required to be purchased by such Third Party Purchaser) it wishes to sell, provided that such Tag-Along Rightholder may waive its rights under this Section 3.1.6 prior to the expiration of such 15-day period by giving written notice to the Selling Stockholder, with a copy to the Company. The failure of a Tag-Along Rightholder to respond within such 15-day period shall be deemed to be a waiver of such Tag-Along Rightholder's rights under this Section 3.1.6. If such Third Party Purchaser fails to purchase Shares from any Tag-Along Rightholder that has properly exercised its tag-along rights pursuant to this Section 3.1.6(b), then such Sinton Stockholder shall not be permitted to consummate the proposed sale of the Offered Securities, and any such attempted sale shall be null and void and the Company shall not register any such transfer.

                           3.2    Involuntary Transfers.

                                  3.2.1 Rights of First Offer upon Involuntary
Transfer. If an Involuntary Transfer of any Shares (the "TRANSFERRED SHARES") owned by any Stockholder shall occur, then the Company, the Sinton Stockholders and the General Atlantic Stockholders (unless such Stockholder is the Involuntary Transferee) shall have the same rights as specified in Sections
3.1.2 and 3.1.3, respectively, with respect to such Transferred Shares as if the Involuntary Transfer had been a proposed voluntary transfer by a Selling Stockholder and shall be governed by Section 3.1 except that (a) the time periods shall run from the date of receipt by the Company of actual notice of the Involuntary Transfer (and the Company shall immediately give notice to the Rightholders of the date of receipt of such notice), (b) such rights shall be exercised by notice to the transferee of such Transferred Shares (the "INVOLUNTARY TRANSFEREE") rather than to the Stockholder who suffered or will suffer the Involuntary Transfer and (c) the purchase price per Transferred Share shall be agreed upon by the Involuntary Transferee and the Company or the purchasing Rightholders, as the case may be; provided, however, that if such parties fail to agree as to such purchase price, the purchase price shall be the Fair Value thereof as determined in accordance with Section 3.2.2.

                                  3.2.2 Fair Value.  If the parties fail to
agree upon the purchase price of the Transferred Shares in accordance with
Section 3.2.1 hereof, then the Company or the Rightholders, as the case may be, shall purchase the Transferred Shares at a purchase price equal to the Fair Value (as hereinafter defined) thereof. The Fair Value of the Transferred Shares shall be determined by a panel of three independent appraisers, which shall be nationally recognized investment banking firms or nationally recognized experts experienced in the valuation of corporations engaged in the business conducted by the Company. Within five (5) Business Days after the date the applicable parties determine that they cannot agree as to the purchase price, the Involuntary Transferee and the Board of Directors (in the case of a purchase by the Company) or the purchasing Rightholders, as the case may be, shall each designate one such appraiser that is willing and able to conduct such determination. If either the Involuntary Transferee or the Board of Directors or the purchasing Rightholders, as the case may be, fails to make such designation within such period, then other party that has made the designation shall have the right to make the designation on its behalf. The two appraisers designated shall, within a period of five (5) Business Days after the designation of the second appraiser, agree to designate a third appraiser. The three appraisers shall conduct their determination as promptly as practicable, and the Fair Value of the Transferred Shares shall be the average of the determination of the two appraisers that are closer to each other than to the determination of the third appraiser, which third determination shall be discarded; provided, however, that if the determination of two appraisers are equally close to the determination of the third appraiser, then the Fair Value of the Transferred Shares shall be the average of the determination of all three appraisers. Such determination shall be final and binding on the Involuntary Transferee, the Company and the Rightholders. The Involuntary Transferee shall be responsible for the fees and expenses of the appraiser designated by or on behalf of it, and the Company or the purchasing Rightholders, as the case may be, for the fees and expenses of the appraiser designated by or on behalf of the Board of Directors or the Purchasing Rightholders, as the case may be. The Involuntary Transferee and the Company or the purchasing Rightholders, as the case may be, shall each share half the fees and expenses of the appraiser designated by the appraisers. For purposes of this Section 3.2.2, the "Fair Value" of the Transferred Shares means the fair market value of such Transferred Shares determined in accordance with this Section 3.2.2 based upon all considerations that the appraisers determine to be relevant.

                                  3.2.3  Closing.  The closing of any purchase
under this Section 3.2 shall be held at the principal office of the Company at 11:00 a.m., local time, on the earlier to occur of (a) the fifth Business Day after the purchase price per Transferred Share shall have been agreed upon by the Involuntary Transferee and the Company or the purchasing Rightholders, as the case may be, in accordance with Section 3.2.1(c) or (b) the fifth Business Day after the determination of the Fair Value of the Transferred Shares in accordance with Section 3.2.2, or at such other time and place as the parties to the transaction may agree. At such closing, the Involuntary Transferee shall deliver certificates, if applicable, or other instruments or documents representing the Transferred Shares being purchased under this Section 3.2, duly endorsed with a signature guarantee for transfer and accompanied by all requisite transfer taxes, if any, and such Transferred Shares shall be free and clear of any Liens (other than those arising hereunder) arising through the action or inaction of the Involuntary Transferee and the Involuntary Transferee shall so represent and warrant, and further represent and warrant that it is the beneficial owner of such Transferred Shares. The Company or each Rightholder, as the case may be, purchasing such Transferred Shares shall deliver at closing payment in full in immediately available funds for such Transferred Shares. At such closing, all parties to the transaction shall execute such additional documents as are otherwise necessary or appropriate.

                                  3.2.4  General.  In the event that the
provisions of this Section 3.2 shall be held to be unenforceable with respect to any particular Involuntary Transfer, the Company and the Rightholders shall have the rights specified in Sections 3.1.2 and 3.1.3, respectively, with respect to any transfer by an Involuntary Transferee of such Shares, and each Rightholder agrees that any Involuntary Transfer shall be subject to such rights, in which case the Involuntary Transferee shall be deemed to be the Selling Stockholder for purposes of Section 3.1 of this Agreement and shall be bound by the provisions of Section 3.1 and other related provisions of this Agreement.

                    4.     Future Issuance of Shares; Preemptive Rights.

                           4.1    Offering Notice.  Except for (a) capital
stock of the Company which may be issued to employees, consultants or directors of the Company pursuant to a stock option plan or other employee benefit arrangement approved by the Board of Directors, (b) a dividend on the outstanding shares of Common Stock in capital stock of the Company or a subdivision of the outstanding shares of Common Stock into a larger number of shares of Common Stock, (c) capital stock of the Company issued upon exercise, conversion or exchange of any Common Stock Equivalent, (d) capital stock of the Company issued in consideration of the acquisition, approved by the Board of Directors, by the Company or any of its Subsidiaries of another Person, (e) capital stock of the Company which may be issued in connection with bank or lease financings, facilities leases or strategic alliances; provided, however, that (i) aggregated on an annual basis, such issuances do not exceed 1% of the outstanding Shares of the Company and (ii) each such issuance is approved by the Board of Directors or (f) the Series F Stock purchased under the Stock Purchase Agreement (collectively, "NEW SECURITIES"), if the Company wishes to issue any shares of capital stock or any other securities convertible into or exchangeable for capital stock of the Company to any Person (the "SUBJECT PURCHASER") after the date hereof and prior to the IPO Effectiveness Date, then the Company shall offer such New Securities first to the Preferred Stockholders by sending written notice (the "NEW ISSUANCE NOTICE") to the General Atlantic Stockholders and the Sinton Stockholders, which New Issuance Notice shall state
(a) the number of New Securities proposed to be issued and (b) the proposed purchase price per share of the New Securities that the Company is willing to accept (the "PROPOSED PRICE"). Upon delivery of the New Issuance Notice, such offer shall be irrevocable unless and until the rights provided for in Sections
4.2 and 4.3 shall have been waived or shall have expired.

                           4.2    Preferred Stockholder Option; Exercise.  For
a period of fifteen (15) days after the giving of the New Issuance Notice pursuant to Section 4.1, the Preferred Stockholders shall have the right (the "PREFERRED OPTION") to purchase all, but not less than all, of the New Securities at a purchase price equal to the Proposed Price and upon the terms and conditions set forth in the New Issuance Notice. The Sinton Stockholders shall have the right to purchase that percentage (the "SINTON PERCENTAGE") of the New Securities determined by dividing (i) the total number of Shares then owned by the Sinton Stockholders by (ii) the total number of Shares then outstanding. The General Atlantic Stockholders shall have the right to purchase that percentage of the New Securities equal to one (1) minus the Sinton Percentage. If any Preferred Stockholder does not fully subscribe for the number or amount of New Securities it is entitled to purchase, then each other participating Preferred Stockholder shall have the right to purchase the New Securities not so subscribed for. The right of the Preferred Stockholders to purchase all of the New Securities under this Section 4.2 shall be exercisable by delivering written notice of the exercise thereof, prior to the expiration of the 15-day period referred to above, to the Company, which notice shall state that the Preferred Stockholders elect to purchase all of the New Securities. The failure of the Preferred Stockholders to respond within such 15-day period shall be deemed to be a waiver of the Preferred Stockholders' rights under this Section 4.2, provided that the Preferred Stockholders may waive their rights under this Section 4.2 prior to the expiration of such 15-day period by giving written notice to the Company.

                           4.3    Preemptive Rights; Exercise.

                                  (a) If the Preferred Stockholders do not elect
to purchase all, but not less than all, of the New Securities pursuant to
Section 4.2, then for a period of fifteen (15) days after the earlier to occur of (a) the expiration of the 15-day period referred to in Section 4.2 and (b) the date upon which the Company shall have received written notice from the Preferred Stockholders of their exercise of the Preferred Option pursuant to
Section 4.2 or the waiver thereof, the General Atlantic Stockholders and the Sinton Stockholders (each, a "PREEMPTIVE RIGHTHOLDER") shall have the right to purchase its Proportionate Percentage (as hereinafter defined) of the New Securities at a purchase price equal to the Proposed Price and upon the terms and conditions set forth in the New Issuance Notice. Each such Preemptive Rightholder shall have the right to purchase that percentage of the New Securities determined by dividing (a) the total number of Shares then owned by such Preemptive Rightholder exercising its rights under this Section 4.3 by (b) the total number of Shares then outstanding (the "PROPORTIONATE PERCENTAGE").

                                  (b) The right of each Preemptive Rightholder
to purchase the New Securities under subsection (a) above shall be exercisable by delivering written notice of the exercise thereof, prior to the expiration of the 15-day period referred to in subsection (a) above, to the Company, which notice shall state the amount of New Securities that such Preemptive Rightholder elects to purchase pursuant to Section 4.3(a). The failure of a Preemptive Rightholder to respond within such 15-day period shall be deemed to be a waiver of such Preemptive Rightholder's rights under Section 4.3(a), provided that each Preemptive Rightholder may waive its rights under Section 4.3(a) prior to the expiration of such 15-day period by giving written notice to the Company.

                           4.4    Closing.  The closing of the purchase of New
Securities subscribed for by the Preferred Stockholders under Section 4.2 or by the Preemptive Rightholders under Section 4.3, as the case may be, shall be held at the principal office of the Company at 11:00 a.m., local time, on (a) the 30th day after the giving of the New Issuance Notice pursuant to Section 4.1, if the Preferred Stockholders elect to purchase all of the New Securities pursuant to Section 4.2, (b) the 45th day after the giving of the New Issuance Notice pursuant to Section 4.1, if the Preemptive Rightholders elect to purchase any of the New Securities under Section 4.3 or (c) at such other time and place as the parties to the transaction may agree. At such closing, the Company shall deliver certificates representing the New Securities, and such New Securities shall be issued free and clear of all Liens and the Company shall so represent and warrant, and further represent and warrant that such New Securities shall be, upon issuance thereof to the General Atlantic Stockholders or the Sinton Stockholders as the case may be, and after payment therefor, duly authorized, validly issued, fully paid and nonassessable. The General Atlantic Stockholders or the Sinton Stockholders, as the case may be, purchasing the New Securities shall deliver at the closing payment in full in immediately available funds for the New Securities purchased by him or it. At such closing, all of the parties to the transaction shall execute such additional documents as are otherwise necessary or appropriate.

                           4.5    Sale to Subject Purchaser.  Unless all of the
New Securities are purchased pursuant to Section 4.2 or Section 4.3, the Company may sell to the Subject Purchaser the New Securities not purchased by the Preferred Stockholders pursuant to Section 4.2 or the Preemptive Rightholders pursuant to Section 4.3 on terms and conditions that are no more favorable to the Subject Purchaser than those set forth in the New Issuance Notice; provided, however, that such sale is bona fide and made pursuant to a contract entered into within six (6) months of the earlier to occur of (i) the notice or waiver by the Preemptive Rightholders of their option to purchase the New Securities pursuant to Section 4.3 and (ii) the expiration of the 15-day period referred to in Section 4.3. If such sale is not consummated within 30 days of the contract date referred to above for any reason, then the restrictions provided for herein shall again become effective, and no issuance and sale of New Securities may be made thereafter by the Company without again offering the same in accordance with this Section 4. The closing of any issue and purchase pursuant to this Section 4.5 shall be held at the time and place as the parties to the transaction may agree.

                    5. After-Acquired Securities. All of the provisions of this Agreement shall apply to all of the Shares or Common Stock Equivalents now owned or which may be issued or transferred hereafter to a Stockholder in consequence of any additional issuance, purchase, exchange or reclassification of any of such Shares or Common Stock Equivalents, corporate reorganization, or any other form of recapitalization, consolidation, merger, share split or share dividend, or which are acquired by a Stockholder in any other manner.

                    6.     Corporate Governance.

                           6.1    General.  From and after the execution of
this Agreement, each Stockholder shall vote its or his Shares at any regular or special meeting of stockholders of the Company (a "STOCKHOLDERS MEETING") or in any written consent executed in lieu of such a meeting of stockholders (a "WRITTEN CONSENT"), and shall take all other actions necessary, to give effect to the provisions of this Agreement (including, without limitation, Section 6.3 hereof) and to ensure that the Charter Documents do not, at any time hereafter, conflict in any respect with the provisions of this Agreement.

                           6.2    Stockholders Actions.  In order to effectuate
the provisions of this Section 6, each Stockholder (a) hereby agrees that when any action or vote is required to be taken by such Stockholder pursuant to
Section 6 of this Agreement, such Stockholder shall use its best efforts to call, or cause the appropriate officer and directors of the Company to call, a Stockholders Meeting or to execute or cause to be executed a Written Consent to effectuate such stockholder action, (b) shall use its best efforts to cause the Board of Directors to adopt, either at a meeting of the Board of Directors or by unanimous written consent of the Board of Directors, all the resolutions necessary to effectuate the provisions of Section 6 of this Agreement and (c) shall use its best efforts to cause the Board of Directors to cause the Secretary of the Company, or if there be no secretary, such other officer of the Company as the Board of Directors may appoint to fulfill the duties of Secretary, not to record any vote or consent contrary to the terms of this
Section 6.

                           6.3    Election of Directors; Number and
Composition. Each Stockholder shall vote its or his Shares at any Stockholders Meeting, or act by Written Consent with respect to such Shares, and take all other actions necessary to ensure that the number of directors constituting the entire Board of Directors shall be not less than five (5) nor more than nine
(9). Each Stockholder shall vote its or his Shares at any Stockholders Meeting called for the purpose of filling the positions on the Board of Directors, or in any Written Consent executed for such purpose, and to take all other actions necessary to ensure the election to the Board of Directors of one (1) individual designated by the General Atlantic Stockholders (who shall initially be David C. Hodgson) (the "GAP DIRECTOR"). Provided that the Stockholders have satisfied their obligations under this Section 6.3, the Sinton Stockholders may vote their Shares (to the extent available) to elect THS to the Board of Directors.

                           6.4    Reduction of Directors.  Notwithstanding
anything to the contrary contained in this Agreement, if at any time the General Atlantic Stockholders own less than 25% of the total number of Shares purchased under the Stock Purchase Agreement, then the General Atlantic Stockholders shall no longer be entitled to designate a director pursuant to
Section 6.3.

                           6.5    Removal and Replacement of Directors.

                                  6.5.1  Removal of General Atlantic Directors.
If at any time the General Atlantic Stockholders notify the other Stockholders of their wish to remove at any time and for any reason (or no reason) the GAP Director, then each Stockholder shall vote all of its or his Shares so as to remove such GAP Director.

                                  6.5.2  Replacement of Directors.

                                  (a)  If at any time, a vacancy is created on
the Board of Directors by reason of the incapacity, death, removal or resignation of the GAP Director, then the General Atlantic Stockholders shall designate an individual who shall be appointed to fill such vacancy until the next Stockholders Meeting.

                                  (b)  Upon receipt of notice of the
designation of a nominee, each Stockholder shall, as soon as practicable after the date of such notice, take action, including the voting of its or his Shares, to elect the director designated by the General Atlantic Stockholders, as the case may be, to fill such vacancy.

                           6.6    Reimbursement of Expenses.  Notwithstanding
anything to the contrary contained in this Agreement, the Company shall reimburse GAP LP and GAP Coinvestment, or their respective designee, for all reasonable travel and accommodation expenses incurred by the GAP Director in connection with his attendance at a meeting of the Board of Directors or any committee thereof.

                    7. Stock Certificate Legend. A copy of this Agreement shall be filed with the Secretary of the Company and kept with the records of the Company. Each certificate representing Shares now held or hereafter acquired by any Stockholder shall for as long as this Agreement is effective bear legends substantially in the following forms:

         THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR THE SECURITIES LAWS OF ANY STATE. THE SECURITIES MAY NOT BE

         TRANSFERRED EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER SUCH ACT AND APPLICABLE STATE SECURITIES LAWS OR PURSUANT TO AN APPLICABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF SUCH ACT AND SUCH LAWS OR PURSUANT TO A WRITTEN OPINION OF COUNSEL REASONABLY SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED.

         THE SALE, ASSIGNMENT, HYPOTHECATION, PLEDGE, ENCUMBRANCE OR OTHER DISPOSITION (EACH A "TRANSFER") AND VOTING OF ANY OF THE SECURITIES REPRESENTED BY THIS CERTIFICATE ARE RESTRICTED BY THE TERMS OF THE STOCKHOLDERS AGREEMENT, DATED MARCH __, 1997, AMONG PROBUSINESS, INC., GENERAL ATLANTIC PARTNERS 39, L.P., GAP COINVESTMENT PARTNERS, L.P. AND SINTON (AS DEFINED THEREIN), A COPY OF WHICH MAY BE INSPECTED AT THE COMPANY'S PRINCIPAL OFFICE. THE COMPANY WILL NOT REGISTER THE TRANSFER OF SUCH SECURITIES ON THE BOOKS OF THE COMPANY UNLESS AND UNTIL THE TRANSFER HAS BEEN MADE IN COMPLIANCE WITH THE TERMS OF THE STOCKHOLDERS AGREEMENT.

                    8.     Miscellaneous.

                          8.1      Notices.  All notices, demands or other
communications provided for or permitted hereunder shall be made in writing and shall be by registered or certified first class mail, return receipt requested, telecopier, courier service, overnight mail or personal delivery:

                          (a)      if the Company:

                                   ProBusiness, Inc.
                                   5934 Gibraltar Drive
                                   Pleasanton, California 94588
                                   Telecopy:
                                   Attention:  Thomas H. Sinton
                                   with a copy to:

                                   Wilson Sonsini Goodrich & Rosati
                                   650 Page Mill Road
                                   Palo Alto, California  94304-1050
                                   Telecopy:  (415) 493-6811
                                   Attention:  Alan K. Austin, Esq.

                          (b)      if to any of the Sinton Stockholders:

                                   c/o ProBusiness, Inc.
                                   5934 Gibraltar Drive
                                   Pleasanton, California 94588
                                   Telecopy:
                                   Attention:  Thomas H. Sinton

                                   with a copy to:

                                   Wilson Sonsini Goodrich & Rosati
                                   650 Page Mill Road
                                   Palo Alto, California  94304-1050
                                   Telecopy:  (415) 493-6811
                                   Attention:  Alan K. Austin, Esq.

                          (c)      if to any of the General Atlantic
                                   Stockholders:

                                   c/o General Atlantic Service Corporation
                                   3 Pickwick Plaza
                                   Greenwich, Connecticut  06830
                                   Telecopy:   (203) 622-8818
                                   Attention:  Mr. Stephen P. Reynolds

                                   with a copy to:

                                   Paul, Weiss, Rifkind, Wharton & Garrison
                                   1285 Avenue of the Americas
                                   New York, New York 10019-6064
                                   Telecopy:  (212) 757-3990
                                   Attention:  Matthew Nimetz, Esq.

                          (d) if to any other Stockholder, at its address as it appears on the record books of the Company.

Any party may by notice given in accordance with this Section 8.1 designate another address or Person for receipt of notices hereunder. All such notices and communications shall be deemed to have been duly given when delivered by hand, if personally delivered; when delivered by courier or overnight mail, if delivered by commercial courier service or overnight mail; five (5) Business Days after being deposited in the mail, postage prepaid, if mailed; and when receipt is mechanically acknowledged, if telecopied.

                          8.2      Amendment and Waiver.

                                   (a)     No failure or delay on the part of
any party hereto in exercising any right, power or remedy hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such right, power or remedy preclude any other or further exercise thereof or the exercise of any other right, power or remedy. The remedies provided for herein are cumulative and are not exclusive of any remedies that may be available to the parties hereto at law, in equity or otherwise.

                                   (b)     Any amendment, supplement or
modification of or to any provision of this Agreement, any waiver of any provision of this Agreement, and any consent to any departure by any party from the terms of any provision of this Agreement, shall be effective only if it is made or given in writing and signed by (i) (x) the Company, (y) the Sinton Stockholders holding Shares representing (after giving effect to any adjustments) at least 60% of the Shares owned by all of the Sinton Stockholders and (z) the General Atlantic Stockholders holding Shares representing (after giving effect to any adjustments) at least 60% of the Shares owned by all of the General Atlantic Stockholders and (ii) only in the specific instance and for the specific purpose for which made or given. Any such amendment, supplement, modification, waiver or consent shall be binding upon the Company and all of the Stockholders.

                          8.3      Specific Performance.  The parties hereto
intend that each of the parties have the right to seek damages or specific performance in the event that any other party hereto fails to perform such party's obligations hereunder. Therefore, if any party shall institute any action or proceeding to enforce the provisions hereof, any party against whom such action or proceeding is brought hereby waives any claim or defense therein that the plaintiff party has an adequate remedy at law.

                          8.4      Headings.  The headings in this Agreement
are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.

                          8.5      Severability.  If any one or more of the
provisions contained herein, or the application thereof in any circumstance, is held invalid, illegal or unenforceable in any respect for any reason, the validity, legality and enforceability of any such provision in every other respect and of the remaining provisions hereof shall not be in any way impaired, unless the provisions held invalid, illegal or unenforceable shall substantially impair the benefits of the remaining provisions hereof.

                          8.6      Entire Agreement.  This Agreement, together
with the exhibits and schedules hereto, and the other Transaction Documents (as defined the Stock Purchase Agreement) are intended by the parties as a final expression of their agreement and intended to be a complete and exclusive statement of the agreement and understanding of the parties hereto in respect of the subject matter contained herein and therein. There are no restrictions, promises, representations, warranties or undertakings, other than those set forth or referred to herein or therein. This Agreement, together with the exhibits and schedules hereto, and the other Transaction Documents supersede all prior agreements and understandings between the parties with respect to such subject matter.

                          8.7      Term of Agreement.  This Agreement shall
become effective upon the execution hereof and shall terminate upon the IPO Effectiveness Date; except that the provisions contained in Section 6 shall terminate on the earlier of (i) the date the General Atlantic Stockholders are no longer entitled to designate a director pursuant to Section 6.4 and (ii) the date of the third annual Stockholder's Meeting occurring after the IPO Effectiveness Date (the "THIRD STOCKHOLDER'S MEETING"). It is understood by the parties hereto that the Sinton Stockholders shall not be obligated to take any action or vote pursuant to Section 6 at the Third Stockholder's Meeting.

                          8.8      Variations in Pronouns.  All pronouns and
any variations thereof refer to the masculine, feminine or neuter, singular or plural, as the context may require.

                          8.9      GOVERNING LAW.  THIS AGREEMENT SHALL BE
GOVERNED AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF CALIFORNIA, WITHOUT REGARD TO THE PRINCIPLES OF CONFLICTS OF LAW THEREOF.

                          8.10     Further Assurances.  Each of the parties
shall, and shall cause their respective Affiliates to, execute such instruments and take such action as may be reasonably required or desirable to carry out the provisions hereof and the transactions contemplated hereby.

                          8.11     Successors and Assigns.  This Agreement
shall be binding upon and inure to the benefit of the parties and their respective successors, heirs, legatees and legal representatives. This Agreement is not assignable except in connection with a transfer of Shares in accordance with this Agreement.

                          8.12     Counterparts.  This Agreement may be
executed in one or more counterparts, each of which shall be deemed an original, and all of which taken together shall constitute one and the same instrument.

                 IN WITNESS WHEREOF, the undersigned have executed, or have cause to be executed, this Agreement on the date first written above.


                                   PROBUSINESS, INC.


                                   By:________________________________________
                                        Name:
                                        Title:


                                   GENERAL ATLANTIC PARTNERS 39, L.P.

                                   By:  GENERAL ATLANTIC PARTNERS, LLC,
                                           Its General Partner


                                         By:____________________________________
                                                Name:
                                                Title:  A Managing Member


                                   GAP COINVESTMENT PARTNERS, L.P.


                                   By:_________________________________________
                                        Name:
                                        Title:  A General Partner



                                   ____________________________________________
                                   Thomas H. Sinton



                                   ____________________________________________
                                   Jane N. Sinton

                                   THOMAS H. SINTON & JANE N. SINTON
                                   1989 IRREVOCABLE TRUST


                                    By:_________________________________________
                                        Name:
                                        Title:


                                   SILAS D. SINTON TRUST ESTATE


                                   By:_________________________________________
                                        Name:
                                        Title:


                                   SILAS JACK SINTON FAMILY TRUST


                                   By:_________________________________________
                                        Name:
                                        Title:



                                   ____________________________________________
                                   Jane N. Sinton, custodian for
                                   Robert Hollister Sinton



                                   ____________________________________________
                                   Jane N. Sinton, custodian
                                   for Lauren Taylor Sinton

                 IN WITNESS WHEREOF, the undersigned have executed, or have cause to be executed, this Agreement on the date first written above.


                                   PROBUSINESS, INC.


                                   By:________________________________________
                                      Name:
                                      Title:


                                   GENERAL ATLANTIC PARTNERS 39, L.P.

                                   By:  GENERAL ATLANTIC PARTNERS, LLC,
                                           Its General Partner


                                         By:____________________________________
                                            Name:
                                            Title:  A Managing Member


                                   GAP COINVESTMENT PARTNERS, L.P.


                                   By:_________________________________________
                                      Name:
                                      Title:  A General Partner



                                   ____________________________________________
                                   Thomas H. Sinton



                                   ____________________________________________
                                   Jane N. Sinton

                                   THOMAS H. SINTON & JANE N. SINTON
                                   1989 IRREVOCABLE TRUST


                                    By:_________________________________________
                                       Name:
                                       Title:


                                   SILAS D. SINTON TRUST ESTATE


                                   By:_________________________________________
                                      Name:
                                      Title:


                                   SILAS JACK SINTON FAMILY TRUST


                                   By:_________________________________________
                                      Name:
                                      Title:



                                   ____________________________________________
                                   Jane N. Sinton, custodian for
                                   Robert Hollister Sinton



                                   ____________________________________________
                                   Jane N. Sinton, custodian for
                                   Lauren Taylor Sinton

                 IN WITNESS WHEREOF, the undersigned have executed, or have cause to be executed, this Agreement on the date first written above.


                                   PROBUSINESS, INC.


                                   By:________________________________________
                                      Name:
                                      Title:


                                   GENERAL ATLANTIC PARTNERS 39, L.P.

                                   By:  GENERAL ATLANTIC PARTNERS, LLC,
                                           Its General Partner


                                         By:____________________________________
                                            Name:
                                            Title:  A Managing Member


                                   GAP COINVESTMENT PARTNERS, L.P.


                                   By:_________________________________________
                                      Name:
                                      Title:  A General Partner



                                   ____________________________________________
                                   Thomas H. Sinton



                                   ____________________________________________
                                   Jane N. Sinton

                                   THOMAS H. SINTON & JANE N. SINTON
                                   1989 IRREVOCABLE TRUST


                                    By:_________________________________________
                                       Name:
                                       Title:


                                   SILAS D. SINTON TRUST ESTATE


                                   By:_________________________________________
                                      Name:
                                      Title:


                                   SILAS JACK SINTON FAMILY TRUST


                                   By:_________________________________________
                                      Name:
                                      Title:



                                   ____________________________________________
                                   Jane N. Sinton, custodian for
                                   Robert Hollister Sinton



                                   ____________________________________________
                                   Jane N. Sinton, custodian for
                                   Lauren Taylor Sinton

                                                                   Exhibit A (1)

                          ACKNOWLEDGMENT AND AGREEMENT

                 The undersigned wishes to receive from __________ ("Transferor") certain shares or certain options, warrants or other rights to purchase _____ shares, par value $.01 per share, of Common Stock or Preferred Stock, as the case may be (the "Shares"), of ProBusiness, Inc., a California corporation (the "Company");

                 The Shares are subject to the Stockholders Agreement, dated March __, 1997 (the "Agreement"), among the Company, General Atlantic Partners 39, L.P., GAP Coinvestment Partners, L.P., Thomas H. Sinton, Jane N. Sinton, Thomas H. Sinton & Jane N. Sinton 1989 Irrevocable Trust, June N. Sinton as Custodian for Robert Hollister Sinton, Jane N. Sinton as Custodian for Lauren Taylor Sinton, Silas D. Sinton Trust Estate and Silas Jack Sinton Family Trust;

                 The undersigned has been given a copy of the Agreement and afforded ample opportunity to read it, and the undersigned is thoroughly familiar with its terms;

                 Pursuant to terms of the Agreement, the Transferor is prohibited from transferring such Shares and the Company is prohibited from registering the transfer of the Shares unless and until the recipient of such Shares acknowledges the terms and conditions of the Agreement and agrees to be bound thereby; and

                 The undersigned wishes to receive such Shares and have the Company register the transfer of such Shares.

                 NOW, THEREFORE, in consideration of the mutual premises contained herein and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, and to induce the Transferor to transfer such Shares to the undersigned and the Company to register such transfer, the undersigned does hereby acknowledge and agree that (i) he has been given a copy of the Agreement and ample opportunity to read it, and the undersigned is thoroughly familiar with its terms, (ii) the Shares are subject to the terms and conditions set forth in the Agreement, and (iii) the undersigned does hereby agree fully to be bound thereby as [a "Sinton Stockholder"](2) or [a "General Atlantic Stockholder"](3) [an "Other Stockholder"].(4)

                 This _____ day of ____________, 19__.

                                            ___________________________________





                 ____________________

          (1)    For transfers of previously issued stock.

          (2) For transfers made by a Sinton Stockholder (as defined in the Agreement).

          (3) For transfers made by a General Atlantic Stockholder (as defined in the Agreement).

          (4)    To be used for all other transfers.